UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2007

VIKING SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-49636 (Commission File Number)	86-0913802 (I.R.S. Employer Identification No.)

4350 La Jolla Village Drive, Suite 900
San Diego, CA  92121
(Address of Principal Executive Offices)
(858) 431-4010

(Registrants telephone number, including area code)
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01 Other Events.

Pursuant to the terms of the convertible debenture financing (the “Transaction”) we completed on February 24, 2007, the conversion rate on the debentures issued in the Transaction and the exercise price of the associated warrants are subject to downward adjustment, or reset, if we fail to meet certain specified operational milestones (“Operational Milestones”) by the end of our fiscal 1st, 2nd and 3rd quarters. In addition, the Transaction documents require us to affirmatively acknowledge in a public filing with the United States Securities and Exchange Commission that we have met the Operational Milestones.

The Company has shipped sufficient product to meet the Operational Milestones set forth in the debenture and warrant agreements for the fiscal quarter ended September 30, 2007. The Company is still assessing the accounting and revenue recognition treatment of these transactions.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Systems, Inc. By: /s/ Donald Tucker Donald Tucker Chief Executive Officer

Date: October 1, 2007

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